Exhibit 10.1

FIRST AMENDMENT OF EMPLOYMENT AGREEMENT

THIS AGREEMENT is made this 27th day of May, 2025.

BETWEEN:CONSOLIDATED WATER CO. LTD.

and AQUILEX, INC., (a Florida company and wholly-owned subsidiary of Consolidated Water Co. Ltd.) with its office at

5810 Coral Ridge Drive, Suite 220

Coral Springs, FL 33076

USA

(the “Company”)

AND:DOUGLAS VIZZINI

of 13309 SW 43rd Street

Davie, FL 33330

USA

(the “Employee”)

WHEREAS:

A.The Company and the Employee (together, the “Parties”) entered into an employment agreement dated the 28th of June, 2012 (the “Employment Agreement”).

B.The Parties are desirous of amending the Employment Agreement in accordance with the terms of the Employment Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree that the Employment Agreement is amended as follows:

1.Clause 18(c) of the Employment Agreement is hereby amended and restated in its entirety as follows:

“(c)

The Company may terminate this agreement at any time upon serving three (3) months’ notice to the Employee and paying the Employee severance pay in accordance with the applicable law or in an amount equal to 100% of the Base Salary, as adjusted by Clause 5, whichever amount is greater.”

3.All other provisions of the Employment Agreement are incorporated herein and shall remain in full force and effect, including, but not limited to, capitalized terms that are not otherwise defined herein.

[signature page follows]

/s/ DRV  /s/ FWM

DRV FWM

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

EXECUTED for and on behalf of)CONSOLIDATED WATER CO. LTD.

CONSOLIDATED WATER CO. LTD.)and AQUILEX, INC.

and AQUILEX, INC.)

)

By:)

In the presence of:)

)

)

/s/ David W. Sasnett   ) /s/ Frederick W. McTaggart

WitnessFrederick W. McTaggart

Print Name:  David W. Sasnett Chief Executive Officer

EXECUTED by )

DOUGLAS VIZZINI)

)

By:)

In the presence of:)

)

)

/s/ David W. Sasnett   ) /s/ Douglas Vizzini

Witness DOUGLAS VIZZINI

Print Name:  David W. Sasnett